UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2004
---------------------------------
(Date of earliest event reported)

RF Micro Devices, Inc.
-------------------------------------------------------
(Exact name of registrant as specified in its charter)


North Carolina               0-22511                   56-1733461
-----------------        ------------------        -------------------
(State or other          (Commission File           (I.R.S. Employer
jurisdiction of              Number)                Identification No.)
 incorporation)


7628 Thorndike Road
Greensboro, North Carolina  27409-9421
-----------------------------------------
(Address of principal executive offices)
(Zip Code)


(336) 664-1233
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(Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.         Description of Exhibit
-----------         -----------------------------------
99.1                Press Release dated April 27, 2004


Item 12.  Results of Operations and Financial Condition

       On April 27, 2004, RF Micro Devices, Inc. issued a press release announcing financial results for its fiscal 2004 fourth quarter and year ended March 31, 2004. A copy of this press release is attached as
Exhibit 99.1.

	SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RF Micro Devices, Inc.
                                       -------------------------------
                                        (Registrant)


                                        By: /s/ William A. Priddy, Jr.
                                            ----------------------------
                                                William A. Priddy, Jr.
                                                Vice President, Finance
                                                and Administration and
                                                Chief Financial Officer

Date:  April 27, 2004